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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2001

CINERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11377 (Commission File Number)	31-1385023 (IRS Employer Identification No.)
139 East Fourth Street Cincinnati, Ohio (Address of Principal Executive Offices)	45202 (Zip Code)
(513) 421-9500 (Registrant's Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

    On November 28, 2001, Cinergy Corp. (the "Company") and CC Funding Trust I (the "Trust") filed, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 (File No. 333-74086 and 74086-01), which was declared effective on December 6, 2001 (the "Registration Statement"). On December 12, 2001, the Company and the Trust entered into a Purchase Agreement with the several underwriters named therein, relating to the offering and sale by the Company of up to 6,325,000 FELINE PRIDES (including the over-allotment option) under the Registration Statement. On December 13, 2001, the Company and the Trust filed a Preliminary Prospectus Supplement, dated December 12, 2001, which included the Prospectus dated December 6, 2001, relating to the offering of up to 6,325,000 of the Company's FELINE PRIDES. On December 14, 2001, the Company and the Trust filed the final Prospectus Supplement dated December 12, 2001. The FELINE PRIDES initially will consist of units referred to as Income PRIDES. Each Income PRIDE will include (i) a purchase contract under which the purchaser will agree to purchase from the Company and the Company will agree to sell shares of common stock of the Company on February 16, 2005 and (ii) a senior note due 2007 of the Company. In this connection, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."

Item 7.  Exhibits.

Exhibit Number	Description
1.1	Purchase Agreement, dated December 12, 2001, between the Company, the Trust and the several underwriters named therein.
4.1	Second Supplemental Indenture, dated December 18, 2001, between the Company and Fifth Third Bank, as Trustee.
4.2	Form of Notes (included in Exhibit 4.1).
4.3	Purchase Contract Agreement, dated December 18, 2001, between the Company and The Bank of New York, as Purchase Contract Agent.
4.4	Form of Income PRIDE Certificate (included as Exhibit A to Exhibit 4.3).
4.5
Pledge Agreement, dated December 18, 2001, among the Company, JPMorgan Chase Bank, as Collateral Agent, Custodial Agent and Securities Intermediary and The Bank of New York, as Purchase Contract Agent.
4.6
Remarketing Agreement, dated December 18, 2001, among the Company, the Trust, The Bank of New York, as Purchase Contract Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Remarketing Agent and Reset Agent.
8.1	Tax Opinion of Davis Polk & Wardwell.
25.1	Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of Fifth Third Bank, as Trustee under the Second Supplemental Indenture on Form T-1.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINERGY CORP.
Dated: December 19, 2001	By:	/s/ WENDY L. AUMILLER
Name: Wendy L. Aumiller Title: Acting Treasurer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Purchase Agreement, dated December 12, 2001, between the Company, the Trust and the several underwriters named therein.
4.1	Second Supplemental Indenture, dated December 18, 2001, between the Company and Fifth Third Bank, as Trustee.
4.2	Form of Notes (included in Exhibit 4.1).
4.3	Purchase Contract Agreement, dated December 18, 2001, between the Company and The Bank of New York, as Purchase Contract Agent.
4.4	Form of Income PRIDE Certificate (included as Exhibit A to Exhibit 4.3).
4.5
Pledge Agreement, dated December 18, 2001, among the Company, JPMorgan Chase Bank, as Collateral Agent, Custodial Agent and Securities Intermediary and The Bank of New York, as Purchase Contract Agent.
4.6
Remarketing Agreement, dated December 18, 2001, among the Company, the Trust, The Bank of New York, as Purchase Contract Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Remarketing Agent and Reset Agent.
8.1	Tax Opinion of Davis Polk & Wardwell.
25.1	Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of Fifth Third Bank, as Trustee under the Second Supplemental Indenture on Form T-1.

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SIGNATURES
EXHIBIT INDEX